EXHIBIT 13.1

    CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Annual Report on Form 20-F of NDS Group plc ("the registrant") for the fiscal year ended 30 June 2004, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Abraham Peled, Executive Director, President and Chief Executive Officer of the registrant, certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.



                                             By /s/ Abraham Peled
                                             _______________________________

                                                               Abraham Peled
                                                     Chief Executive Officer


                                                       Date: 21 October 2004


                                      E-18